Estimates, Significant Accounting Policies and Balance Sheet Detail	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Estimates, Significant Accounting Policies and Balance Sheet Detail
 ESTIMATES, SIGNIFICANT ACCOUNTING POLICIES AND BALANCE SHEET DETAIL:
Certain of our significant accounting policies have been impacted by current year transactions. See Note 3 for a discussion of these transactions.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the accrual for and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
The natural gas industry conducts its business by processing actual transactions at the end of the month following the month of delivery. Consequently, the most current month’s financial results for natural gas and NGL related operations are estimated using volume estimates and market prices. Any differences between estimated results and actual results are recognized in the following month’s financial statements. Management believes that the estimated operating results represent the actual results in all material respects.
Some of the other significant estimates made by management include, but are not limited to, the timing of certain forecasted transactions that are hedged, the fair value of derivative instruments, useful lives for depreciation and amortization, purchase accounting allocations and subsequent realizability of intangible assets, fair value measurements used in the goodwill impairment test, market value of inventory, assets and liabilities resulting from the regulated ratemaking process, contingency reserves and environmental reserves. Actual values and results could differ from those estimates.
Revenue Recognition
Our segments are engaged in multiple revenue-generating activities. To the extent that those activities are similar among our segments, revenue recognition policies are similar. Below is a description of revenue recognition policies for significant revenue-generating activities within our segments.
Revenues for sales of natural gas and NGLs are recognized at the later of the time of delivery of the product to the customer or the time of sale or installation. Revenues from service labor, transportation, treating, compression and gas processing are recognized upon completion of the service. Transportation capacity payments are recognized when earned in the period the capacity is made available.
Our intrastate transportation and storage and interstate transportation and storage operations’ results are determined primarily by the amount of capacity our customers reserve as well as the actual volume of natural gas that flows through the transportation pipelines. Under transportation contracts, our customers are charged (i) a demand fee, which is a fixed fee for the reservation of an agreed amount of capacity on the transportation pipeline for a specified period of time and which obligates the customer to pay even if the customer does not transport natural gas on the respective pipeline, (ii) a transportation fee, which is based on the actual throughput of natural gas by the customer, (iii) fuel retention based on a percentage of gas transported on the pipeline, or (iv) a combination of the three, generally payable monthly. Fuel retained for a fee is typically valued at market prices.
Our intrastate transportation and storage operations also generate revenues and margin from the sale of natural gas to electric utilities, independent power plants, local distribution companies, industrial end-users and other marketing companies on the HPL System. Generally, we purchase natural gas from the market, including purchases from the midstream operations’ marketing activities, and from producers at the wellhead.
In addition, our intrastate transportation and storage operations generate revenues and margin from fees charged for storing customers’ working natural gas in our storage facilities. We also engage in natural gas storage transactions in which we seek to find and profit from pricing differences that occur over time utilizing the Bammel storage reservoir. We purchase physical natural gas and then sell financial contracts at a price sufficient to cover our carrying costs and provide for a gross profit margin. We expect margins from natural gas storage transactions to be higher during the periods from November to March of each year and lower during the period from April through October of each year due to the increased demand for natural gas during colder weather. However, we cannot assure that management’s expectations will be fully realized in the future and in what time period, due to various factors including weather, availability of natural gas in regions in which we operate, competitive factors in the energy industry, and other issues.
Results from the midstream operations are determined primarily by the volumes of natural gas gathered, compressed, treated, processed, purchased and sold through our pipeline and gathering systems and the level of natural gas and NGL prices. We generate midstream revenues and gross margins principally under fee-based or other arrangements in which we receive a fee for natural gas gathering, compressing, treating or processing services. The revenue earned from these arrangements is directly related to the volume of natural gas that flows through our systems and is not directly dependent on commodity prices.
We also utilize other types of arrangements in our midstream operations, including (i) discount-to-index price arrangements, which involve purchases of natural gas at either (1) a percentage discount to a specified index price, (2) a specified index price less a fixed amount or (3) a percentage discount to a specified index price less an additional fixed amount, (ii) percentage-of-proceeds arrangements under which we gather and process natural gas on behalf of producers, sell the resulting residue gas and NGL volumes at market prices and remit to producers an agreed upon percentage of the proceeds based on an index price, (iii) keep-whole arrangements where we gather natural gas from the producer, process the natural gas and sell the resulting NGLs to third parties at market prices, (iv) purchasing all or a specified percentage of natural gas and/or NGL delivered from producers and treating or processing our plant facilities, and (v) making other direct purchases of natural gas and/or NGL at specified delivery points to meet operational or marketing objectives. In many cases, we provide services under contracts that contain a combination of more than one of the arrangements described above. The terms of our contracts vary based on gas quality conditions, the competitive environment at the time the contracts are signed and customer requirements. Our contract mix may change as a result of changes in producer preferences, expansion in regions where some types of contracts are more common and other market factors.
NGL storage and pipeline transportation revenues are recognized when services are performed or products are delivered, respectively. Fractionation and processing revenues are recognized when product is either loaded into a truck or injected into a third party pipeline, which is when title and risk of loss pass to the customer.
We conduct marketing activities in which we market the natural gas that flows through our assets, referred to as on-system gas. We also attract other customers by marketing volumes of natural gas that do not move through our assets, referred to as off-system gas. For both on-system and off-system gas, we purchase natural gas from natural gas producers and other supply points and sell that natural gas to utilities, industrial consumers, other marketers and pipeline companies, thereby generating gross margins based upon the difference between the purchase and resale prices.
Terminalling and storage revenues are recognized at the time the services are provided. Pipeline revenues are recognized upon delivery of the barrels to the location designated by the shipper. Crude oil acquisition and marketing revenues, as well as refined product marketing revenues, are recognized when title to the product is transferred to the customer. Revenues are not recognized for crude oil exchange transactions, which are entered into primarily to acquire crude oil of a desired quality or to reduce transportation costs by taking delivery closer to end markets. Any net differential for exchange transactions is recorded as an adjustment of inventory costs in the purchases component of cost of products sold and operating expenses in the statements of operations.
Our retail marketing operations sell gasoline and diesel in addition to a broad mix of merchandise such as groceries, fast foods and beverages at its convenience stores. In addition some of Sunoco’s retail outlets provide a variety of car care services. Revenues related to the sale of products are recognized when title passes, while service revenues are recognized when services are provided. Title passage generally occurs when products are shipped or delivered in accordance with the terms of the respective sales agreements. In addition, revenues are not recognized until sales prices are fixed or determinable and collectability is reasonably assured.
Regency earns revenue from (i) domestic sales of natural gas, NGLs and condensate, (ii) natural gas gathering, processing and transportation, (iii) contract compression services and (iv) contract treating services. Revenue associated with sales of natural gas, NGLs and condensate are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery occurs. Revenue associated with transportation and processing fees are recognized when the service is provided. For contract compression services, revenue is recognized when the service is performed. For gathering and processing services, Regency receives either fees or commodities from natural gas producers depending on the type of contract. Commodities received are in turn sold and recognized as revenue in accordance with the criteria outlined above. Under the percentage-of-proceeds contract type, Regency is paid for its services by keeping a percentage of the NGLs produced and a percentage of the residue gas resulting from processing the natural gas. Under the percentage-of-index contract type, Regency earns revenue by purchasing wellhead natural gas at a percentage of the index price and selling processed natural gas at a price approximating the index price and NGLs to third parties. Regency generally reports revenue gross when it acts as the principal, takes title to the product, and incurs the risks and rewards of ownership. Revenue for fee-based arrangements is presented net, because Regency takes the role of an agent for the producers.
Regulatory Accounting - Regulatory Assets and Liabilities
Our interstate transportation and storage operations are subject to regulation by certain state and federal authorities and has accounting policies that conform to the accounting requirements and ratemaking practices of the regulatory authorities. The application of these accounting policies allows certain of our regulated entities to defer expenses and revenues on the balance sheet as regulatory assets and liabilities when it is probable that those expenses and revenues will be allowed in the ratemaking process in a period different from the period in which they would have been reflected in the consolidated statement of operations by an unregulated company. These deferred assets and liabilities will be reported in results of operations in the period in which the same amounts are included in rates and recovered from or refunded to customers. Management’s assessment of the probability of recovery or pass through of regulatory assets and liabilities will require judgment and interpretation of laws and regulatory commission orders. If, for any reason, we cease to meet the criteria for application of regulatory accounting treatment for these entities, the regulatory assets and liabilities related to those portions ceasing to meet such criteria would be eliminated from the consolidated balance sheet for the period in which the discontinuance of regulatory accounting treatment occurs.
Southern Union records regulatory assets with respect to its distribution operations.  We recorded regulatory assets with respect to Southern Union’s distribution operations, which have been classified as discontinued operations as of December 31, 2012. At December 31, 2012, we had $123 million of regulatory assets included in the consolidated balance sheet as non-current assets held for sale. Although Panhandle’s natural gas transmission systems and storage operations are subject to the jurisdiction of FERC in accordance with the Natural Gas Act of 1938 and Natural Gas Policy Act of 1978, it does not currently apply regulatory accounting policies in accounting for its operations.  In 1999, prior to its acquisition by Southern Union, Panhandle discontinued the application of regulatory accounting policies primarily due to the level of discounting from tariff rates and its inability to recover specific costs.
Cash, Cash Equivalents and Supplemental Cash Flow Information
Cash and cash equivalents include all cash on hand, demand deposits, and investments with original maturities of three months or less. We consider cash equivalents to include short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.
We place our cash deposits and temporary cash investments with high credit quality financial institutions. At times, our cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit.
The net change in operating assets and liabilities (net of effects of acquisitions, dispositions and deconsolidation) included in cash flows from operating activities was comprised as follows:

	Years Ended December 31,
	2012	2011	2010
Accounts receivable	$267	$6	$92
Accounts receivable from related companies	(9)	(24)	(26)
Inventories	(258)	51	15
Exchanges receivable	14	1	1
Other current assets	597	(51)	33
Other non-current assets, net	(129)	7	6
Accounts payable	(989)	21	(67)
Accounts payable to related companies	92	6	(10)
Exchanges payable	—	2	(4)
Accrued and other current liabilities	(159)	84	74
Other non-current liabilities	26	—	—
Price risk management assets and liabilities, net	(3)	55	146
Net change in operating assets and liabilities, net of effects of acquisitions, dispositions and deconsolidation	$(551)	$158	$260

Non-cash investing and financing activities and supplemental cash flow information were as follows:

	Years Ended December 31,
	2012	2011	2010
NON-CASH INVESTING ACTIVITIES:
Accrued capital expenditures	$420	$226	$108
Net gain from subsidiary common unit transactions	$80	$153	$352
AmeriGas limited partner interest received in Propane Contribution (see Note 4)	$1,123	$—	$—
NON-CASH FINANCING ACTIVITIES:
Issuance of common units in connection with Southern Union Merger (see Note 3)	$2,354	$—	$—
Long-term debt assumed and non-compete agreement notes payable issued from acquisitions	$6,658	$4	$1,243
Subsidiary issuance of Common Units in connection with certain acquisitions	$2,295	$3	$584
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest, net of interest capitalized	$997	$728	$547
Cash paid for income taxes	$23	$27	$9

Accounts Receivable
Our subsidiaries assess the credit risk of their customers. Certain of our subsidiaries deal with counterparties that are typically either investment grade or are otherwise secured with a letter of credit or other form of security (corporate guarantee prepayment, master setoff agreement or collateral). Management reviews accounts receivable and an allowance for doubtful accounts is determined based on the overall creditworthiness of customers, historical write-off experience, general and specific economic trends, and specific identification.
Inventories
Inventories consist principally of natural gas held in storage, crude oil, petroleum and chemical products. Natural gas held in storage is valued at the lower of cost or market utilizing the weighted-average cost method. The cost of crude oil and petroleum and chemical products is determined using the last-in, first out method. The cost of appliances, parts and fittings is determined by the first-in, first-out method.
Inventories consisted of the following:

	December 31,
	2012	2011
Natural gas and NGLs, excluding propane	$338	$146
Propane	—	87
Crude oil	418	—
Refined products	572	—
Appliances, parts and fittings and other	194	95
Total inventories	$1,522	$328

ETP utilizes commodity derivatives to manage price volatility associated with its natural gas inventory and designates certain of these derivatives as fair value hedges for accounting purposes. Changes in fair value of designated hedged inventory is recorded in inventory on our consolidated balance sheets and in cost of products sold in our consolidated statements of operations.
Exchanges
Exchanges consist of natural gas and NGL delivery imbalances (over and under deliveries) with others. These amounts, which are valued at market prices or weighted average market prices pursuant to contractual imbalance agreements, turn over monthly and are recorded as exchanges receivable or exchanges payable on our consolidated balance sheets. These imbalances are generally settled by deliveries of natural gas or NGLs, but may be settled in cash, depending on contractual terms.
Other Current Assets
Other current assets consisted of the following:

	December 31,
	2012	2011
Deposits paid to vendors	$41	$66
Prepaid and other	270	118
Total other current assets	$311	$184

Property, Plant and Equipment
Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful or FERC mandated lives of the assets, if applicable. Expenditures for maintenance and repairs that do not add capacity or extend the useful life are expensed as incurred. Expenditures to refurbish assets that either extend the useful lives of the asset or prevent environmental contamination are capitalized and depreciated over the remaining useful life of the asset. Natural gas and NGLs used to maintain pipeline minimum pressures is capitalized and classified as property, plant and equipment. Additionally, our subsidiaries capitalize certain costs directly related to the construction of assets including internal labor costs, interest and engineering costs. Upon disposition or retirement of pipeline components or natural gas plant components, any gain or loss is recorded to accumulated depreciation. When entire pipeline systems, gas plants or other property and equipment are retired or sold, any gain or loss is included in our consolidated statements of operations.
We and our subsidiaries review property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of long-lived assets is not recoverable, we reduce the carrying amount of such assets to fair value. A write down of the carrying amounts of the Canyon assets to their fair values was recorded for approximately $128 million during the year ended December 31, 2012.
Capitalized interest is included for pipeline construction projects, except for certain interstate projects for which an AFUDC is accrued. Interest is capitalized based on the current borrowing rate when the related costs are incurred. AFUDC is calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant for interstate projects. It represents the cost of servicing the capital invested in construction work-in-process. AFUDC is segregated into two component parts - borrowed funds and equity funds.
Components and useful lives of property, plant and equipment were as follows:

	December 31,
	2012	2011
Land and improvements	$553	$137
Buildings and improvements (5 to 40 years)	587	279
Pipelines and equipment (5 to 83 years)	19,505	11,359
Natural gas and NGL storage facilities (5 to 46 years)	1,057	790
Bulk storage, equipment and facilities (5 to 83 years)	1,745	977
Tanks and other equipment (10 to 40 years)	1,194	644
Retail equipment (3 to 99 years)	258	—
Vehicles (3 to 25 years)	96	231
Right of way (20 to 83 years)	2,134	793
Furniture and fixtures (3 to 12 years)	50	48
Linepack	118	59
Pad gas	58	58
Other (2 to 19 years)	1,060	234
Construction work-in-process	1,973	921
	30,388	16,530
Less - Accumulated depreciation	(2,104)	(1,971)
Property, plant and equipment, net	$28,284	$14,559

We recognized the following amounts of depreciation expense and capitalized interest expense for the periods presented:

	Years Ended December 31,
	2012	2011	2010
Depreciation expense (1)	$801	$531	$370
Capitalized interest, excluding AFUDC	$99	$13	$4

(1)	Depreciation expense amounts have been adjusted by $26 million and $25 million for the years ended December 31, 2011 and 2010, respectively, to present Canyon’s operations as discontinued operations.
Advances to and Investments in Affiliates
Certain of our subsidiaries own interests in a number of related businesses that are accounted for by the equity method. In general, we use the equity method of accounting for an investment in which we have a 20% to 50% ownership and exercise significant influence over, but do not control the investee’s operating and financial policies.
See Note 4 for a discussion of these joint ventures.
Goodwill
Goodwill is tested for impairment annually or more frequently if circumstances indicate that goodwill might be impaired. Our annual impairment test is performed as of August 31 for reporting units within ETP’s intrastate transportation and storage and midstream operations, as of November 30 for the Southern Union reporting units and as of December 31 for all others, including all of Regency’s reporting units. No goodwill impairments were recorded for the periods presented in these consolidated financial statements.
Changes in the carrying amount of goodwill were as follows:

	Balance, December 31, 2010	Goodwill acquired	Balance, December 31, 2011	Goodwill acquired	Disposal of Goodwill (1)	Balance, December 31, 2012
ETP Intrastate Transportation and Storage	$10	$—	$10	$—	—	$10
ETP Interstate Transportation and Storage	99	—	99	1,785	—	1,884
ETP Midstream	50	—	50	338	—	388
ETP NGL Transportation and Services	—	432	432	—	—	432
ETP Retail Marketing	—	—	—	1,272	—	1,272
Investment in Sunoco Logistics	—	—	—	1,368	—	1,368
Investment in Regency	790	—	790	—	—	790
Corporate and Other	652	6	658	384	(752)	290
Total	$1,601	$438	$2,039	$5,147	$(752)	$6,434
(1) Includes goodwill deconsolidated or disposed of during the year ended December 31, 2012 and goodwill reclassified to non-current assets held for sale at December 31, 2012.
Goodwill is recorded at the acquisition date based on a preliminary purchase price allocation and generally may be adjusted when the purchase price allocation is finalized. A net increase in goodwill of $4.40 billion was recorded during the year ended December 31, 2012, primarily due to $2.64 billion from the Sunoco Merger and $2.50 billion related to Southern Union, offset by $619 million in goodwill that was contributed as part of the deconsolidation of ETP’s Propane Business, and $133 million classified as assets held for sale. This additional goodwill is not expected to be deductible for tax purposes.
See further discussion regarding our acquisitions at Note 3.
Intangible Assets
Intangible assets are stated at cost, net of amortization computed on the straight-line method. We eliminate from our consolidated balance sheets the gross carrying amount and the related accumulated amortization for any fully amortized intangibles in the year they are fully amortized. Components and useful lives of intangible assets were as follows:

	December 31, 2012		December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortizable intangible assets:
Customer relationships, contracts and agreements (3 to 46 years)	$2,032	$(150)	$1,059	$(135)
Trade names (20 years)	66	(8)	66	(5)
Noncompete agreements (3 to 15 years)	—	—	15	(8)
Patents (9 years)	48	(1)	1	—
Other (10 to 15 years)	4	(1)	1	(1)
Total amortizable intangible assets	2,150	(160)	1,142	(149)
Non-amortizable intangible assets:
Trademarks	301	—	79	—
Total intangible assets	$2,451	$(160)	$1,221	$(149)

During 2012, in connection with the Southern Union Merger and Holdco Transaction, we recorded customer contracts of $1.07 billion with useful lives ranging from 5 to 20 years, patents of $48 million with useful lives of 10 years and non-amortizable trademarks of $301 million.
Aggregate amortization expense of intangibles assets was as follows:

	Years Ended December 31,
	2012	2011	2010
Reported in depreciation and amortization	$70	$55	$36
Estimated aggregate amortization expense of intangible assets for the next five years was as follows:

Years Ending December 31:
2013	$116
2014	115
2015	115
2016	115
2017	115

We review amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of amortizable intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value. We review non-amortizable intangible assets for impairment annually, or more frequently if circumstances dictate.
Other Non-Current Assets, net
Other non-current assets, net are stated at cost less accumulated amortization. Other non-current assets, net consisted of the following:

	December 31,
	2012	2011
Unamortized financing costs (3 to 30 years)	$152	$132
Regulatory assets	93	89
Deferred charges	140	—
Other	148	28
Total other non-current assets, net	$533	$249

Asset Retirement Obligation
We have determined that we are obligated by contractual or regulatory requirements to remove facilities or perform other remediation upon retirement of certain assets. The fair value of any ARO is determined based on estimates and assumptions related to retirement costs, which the Partnership bases on historical retirement costs, future inflation rates and credit-adjusted risk-free interest rates. These fair value assessments are considered to be level 3 measurements, as they are based on both observable and unobservable inputs. Changes in the liability are recorded for the passage of time (accretion) or for revisions to cash flows originally estimated to settle the ARO.
An ARO is required to be recorded when a legal obligation to retire an asset exists and such obligation can be reasonably estimated. We will record an asset retirement obligation in the periods in which management can reasonably determine the settlement dates.
Except for the AROs of Southern Union, Sunoco Logistics and Sunoco discussed below, management was not able to reasonably measure the fair value of asset retirement obligations as of December 31, 2012 and 2011 because the settlement dates were indeterminable. Although a number of other onshore assets in Southern Union’s system are subject to agreements or regulations that give rise to an ARO upon Southern Union’s discontinued use of these assets, AROs were not recorded because these assets have an indeterminate removal or abandonment date given the expected continued use of the assets with proper maintenance or replacement. Sunoco has legal asset retirement obligations for several other assets at its refineries, pipelines and terminals, for which it is not possible to estimate when the obligations will be settled. Consequently, the retirement obligations for these assets cannot be measured at this time. At the end of the useful life of these underlying assets, Sunoco is legally or contractually required to abandon in place or remove the asset. Sunoco Logistics believes it may have additional asset retirement obligations related to its pipeline assets and storage tanks, for which it is not possible to estimate whether or when the retirement obligations will be settled. Consequently, these retirement obligations cannot be measured at this time.
Below is a schedule of AROs by entity recorded as other non-current liabilities in ETP’s consolidated balance sheet as of December 31, 2012:

Southern Union	$46
Sunoco	53
Sunoco Logistics	41
$140

Individual component assets have been and will continue to be replaced, but the pipeline and the natural gas gathering and processing systems will continue in operation as long as supply and demand for natural gas exists. Based on the widespread use of natural gas in industrial and power generation activities, management expects supply and demand to exist for the foreseeable future.  We have has in place a rigorous repair and maintenance program that keeps the pipelines and the natural gas gathering and processing systems in good working order. Therefore, although some of the individual assets may be replaced, the pipelines and the natural gas gathering and processing systems themselves will remain intact indefinitely.

As of December 31, 2012, there were no legally restricted funds for the purpose of settling AROs.
Accrued and Other Current Liabilities
Accrued and other current liabilities consisted of the following:

	December 31,
	2012	2011
Interest payable	$334	$204
Customer advances and deposits	61	101
Accrued capital expenditures	427	229
Accrued wages and benefits	250	80
Taxes payable other than income taxes	208	79
Income taxes payable	41	15
Deferred income taxes	130	—
Other	303	56
Total accrued and other current liabilities	$1,754	$764

Deposits or advances are received from customers as prepayments for natural gas deliveries in the following month. Prepayments and security deposits may also be required when customers exceed their credit limits or do not qualify for open credit.
Environmental Remediation
We accrue environmental remediation costs for work at identified sites where an assessment has indicated that cleanup costs are probable and reasonably estimable. Such accruals are undiscounted and are based on currently available information, estimated timing of remedial actions and related inflation assumptions, existing technology and presently enacted laws and regulations. If a range of probable environmental cleanup costs exists for an identified site, the minimum of the range is accrued unless some other point in the range is more likely in which case the most likely amount in the range is accrued.
Fair Value of Financial Instruments
The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate their fair value. Price risk management assets and liabilities are recorded at fair value.
We have marketable securities, commodity derivatives, interest rate derivatives, the Preferred Units and embedded derivatives in the Preferred Units of a Subsidiary (the “Regency Preferred Units”) that are accounted for as assets and liabilities at fair value in our consolidated balance sheets. We determine the fair value of our assets and liabilities subject to fair value measurement by using the highest possible “level” of inputs. Level 1 inputs are observable quotes in an active market for identical assets and liabilities. We consider the valuation of marketable securities and commodity derivatives transacted through a clearing broker with a published price from the appropriate exchange as a Level 1 valuation. Level 2 inputs are inputs observable for similar assets and liabilities. We consider over-the-counter (“OTC”) commodity derivatives entered into directly with third parties as a Level 2 valuation since the values of these derivatives are quoted on an exchange for similar transactions. Additionally, we consider our options transacted through our clearing broker as having Level 2 inputs due to the level of activity of these contracts on the exchange in which they trade. We consider the valuation of our interest rate derivatives as Level 2 as the primary input, the LIBOR curve, is based on quotes from an active exchange of Eurodollar futures for the same period as the future interest swap settlements. Level 3 inputs are unobservable. Derivatives related to the Regency Preferred Units are valued using a binomial lattice model. The market inputs utilized in the model include credit spread, probabilities of the occurrence of certain events, common unit price, dividend yield, and expected value, and are considered Level 3. The fair value of the Preferred Units was based predominantly on an income approach model and is also considered Level 3.
Based on the estimated borrowing rates currently available to us and our subsidiaries for long-term loans with similar terms and average maturities, the aggregate fair value of our consolidated debt obligations as of December 31, 2012 and 2011 was $24.15 billion and $12.21 billion, respectively. As of December 31, 2012 and 2011, the aggregate carrying amount of our consolidated debt obligations was $22.05 billion and $11.37 billion, respectively. The fair value of our consolidated debt obligations is a Level 2 valuation based on the observable inputs used for similar liabilities.
The following tables summarize the fair value of our financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2012 and 2011 based on inputs used to derive their fair values:

	Fair Value Measurements at December 31, 2012
	Fair Value Total	Level 1	Level 2	Level 3
Assets:
Interest rate derivatives	$55	$—	$55	$—
Commodity derivatives:
Condensate — Forward Swaps	2	—	2	—
Natural Gas:
Basis Swaps IFERC/NYMEX	11	11	—	—
Swing Swaps IFERC	3	—	3	—
Fixed Swaps/Futures	98	94	4	—
Options — Calls	3	—	3	—
Options — Puts	1	—	1	—
Forward Physical Contracts	1	—	1	—
NGLs:
Swaps	2	1	1	—
Power:
Forwards	27	—	27	—
Futures	1	1	—	—
Options — Calls	2	—	2	—
Refined Products	5	1	4	—
Total commodity derivatives	156	108	48	—
Total Assets	$211	$108	$103	$—
Liabilities:
Interest rate derivatives	$(235)	$—	$(235)	$—
Preferred Units	(331)	—	—	(331)
Embedded derivatives in the Regency Preferred Units	(25)	—	—	(25)
Commodity derivatives:
Natural Gas:
Basis Swaps IFERC/NYMEX	(18)	(18)	—	—
Swing Swaps IFERC	(2)	—	(2)	—
Fixed Swaps/Futures	(103)	(94)	(9)	—
Options — Calls	(3)	—	(3)	—
Options — Puts	(1)	—	(1)	—
NGLs — Swaps	(4)	(3)	(1)	—
Power:
Forwards	(27)	—	(27)	—
Futures	(2)	(2)	—	—
Refined Products	(8)	(1)	(7)	—
Total commodity derivatives	(168)	(118)	(50)	—
Total Liabilities	$(759)	$(118)	$(285)	$(356)

	Fair Value Measurements at December 31, 2011 Using
	Fair Value Total	Level 1	Level 2	Level 3
Assets:
Marketable securities (included in other current assets)	$1	$1	$—	$—
Interest rate derivatives	36	—	36	—
Commodity derivatives:
Condensate — Forward Swaps	1	—	1	—
Natural Gas:
Basis Swaps IFERC/NYMEX	63	63	—	—
Swing Swaps IFERC	15	2	13	—
Fixed Swaps/Futures	219	215	4	—
Options — Puts	6	—	6	—
Forward Physical Swaps	1	—	1	—
Total commodity derivatives	305	280	25	—
Total Assets	$342	$281	$61	$—
Liabilities:
Interest rate derivatives	$(117)	$—	$(117)	$—
Series A Convertible Preferred Units	(323)	—	—	(323)
Embedded derivatives in the Regency Preferred Units	(39)	—	—	(39)
Commodity derivatives:
Condensate — Forward Swaps	(2)	—	(2)	—
Natural Gas:
Basis Swaps IFERC/NYMEX	(82)	(82)	—	—
Swing Swaps IFERC	(16)	(3)	(13)	—
Fixed Swaps/Futures	(148)	(148)	—	—
Forward Physical Swaps	(1)	—	(1)	—
NGLs — Forward Swaps	(9)	—	(9)	—
Propane — Forward Swaps	(4)	—	(4)	—
Total commodity derivatives	(262)	(233)	(29)	—
Total Liabilities	$(741)	$(233)	$(146)	$(362)

The following table presents the material unobservable inputs used to estimate the fair value of the Preferred Units and the embedded derivatives in Regency’s Preferred Units:

	Unobservable Input	December 31, 2012
Preferred Units	Assumed Yield	6.11%
Embedded derivatives in the Regency Preferred Units	Credit Spread	6.49%
	Volatility	21.38%

Changes in the remaining term of the Preferred Units, U.S. Treasury yields and valuations in related instruments would cause a change in the yield to value the Preferred Units. Changes in Regency’s cost of equity and U. S. Treasury yields would cause a change in the credit spread used to value the embedded derivatives in the Regency Preferred Units. Changes in Regency’s historical unit price volatility would cause a change in the volatility used to value the embedded derivatives.
The following table presents a reconciliation of the beginning and ending balances for our Level 3 financial instruments measured at fair value on a recurring basis using significant unobservable inputs for the year ended December 31, 2012. There were no transfers between the fair value hierarchy levels during the years ended December 31, 2012 or 2011.

Balance, December 31, 2011	$(362)
Net unrealized gains included in other income (expense)	6
Balance, December 31, 2012	$(356)

Contributions in Aid of Construction Cost
On certain of our capital projects, third parties are obligated to reimburse us for all or a portion of project expenditures. The majority of such arrangements are associated with pipeline construction and production well tie-ins. Contributions in aid of construction costs (“CIAC”) are netted against our project costs as they are received, and any CIAC which exceeds our total project costs, is recognized as other income in the period in which it is realized.
Shipping and Handling Costs
Shipping and handling costs related to fuel sold are included in cost of products sold. Shipping and handling costs related to fuel consumed for compression and treating are included in operating expenses and totaled $25 million, $40 million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Costs and Expenses
Costs of products sold include actual cost of fuel sold, adjusted for the effects of hedging and other commodity derivative activities, and the cost of appliances, parts and fittings. Operating expenses include all costs incurred to provide products to customers, including compensation for operations personnel, insurance costs, vehicle maintenance, advertising costs, purchasing costs and plant operations. Selling, general and administrative expenses include all partnership related expenses and compensation for executive, partnership, and administrative personnel.
We record the collection of taxes to be remitted to governmental authorities on a net basis except for our retail marketing operations in which consumer excise taxes on sales of refined products and merchandise are included in both revenues and costs and expenses in the consolidated statements of operations, with no effect on net income.
Issuances of Subsidiary Units
We record changes in our ownership interest of our subsidiaries as equity transactions, with no gain or loss recognized in consolidated net income or comprehensive income. For example, upon ETP’s or Regency’s issuance of respective ETP or Regency Common Units in a public offering, we record any difference between the amount of consideration received or paid and the amount by which the noncontrolling interest is adjusted as a change in partners’ capital.
Income Taxes
ETE is a publicly traded limited partnership and is not taxable for federal and most state income tax purposes. As a result, our earnings or losses, to the extent not included in a taxable subsidiary, for federal and state income tax purposes are included in the tax returns of the individual partners. Net earnings for financial statement purposes may differ significantly from taxable income reportable to Unitholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities, in addition to the allocation requirements related to taxable income under our Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).
As a publicly traded limited partnership, we are subject to a statutory requirement that our “qualifying income” (as defined by the Internal Revenue Code, related Treasury Regulations, and Internal Revenue Service pronouncements) exceed 90% of our total gross income, determined on a calendar year basis. If our qualifying income does not meet this statutory requirement, we would be taxed as a corporation for federal and state income tax purposes. For the years ended December 31, 2012, 2011 and 2010, our qualifying income met the statutory requirement.
The Partnership conducts certain activities through corporate subsidiaries which are subject to federal, state and local income taxes. Holdco, formed via the Holdco Transaction (see Note 3), which includes Sunoco and Southern Union, is included amongst these corporate subsidiaries. The Partnership and its corporate subsidiaries account for income taxes under the asset and liability method.
Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in earnings in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.
The determination of the provision for income taxes requires significant judgment, use of estimates, and the interpretation and application of complex tax laws. Significant judgment is required in assessing the timing and amounts of deductible and taxable items and the probability of sustaining uncertain tax positions. The benefits of uncertain tax positions are recorded in our financial statements only after determining a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities. When facts and circumstances change, we reassess these probabilities and record any changes through the provision for income taxes.
See Note 10 for income tax disclosures.
Accounting for Derivative Instruments and Hedging Activities
For qualifying hedges, we formally document, designate and assess the effectiveness of transactions that receive hedge accounting treatment and the gains and losses offset related results on the hedged item in the statement of operations. The market prices used to value our financial derivatives and related transactions have been determined using independent third party prices, readily available market information, broker quotes and appropriate valuation techniques.
At inception of a hedge, we formally document the relationship between the hedging instrument and the hedged item, the risk management objectives, and the methods used for assessing and testing effectiveness and how any ineffectiveness will be measured and recorded. We also assess, both at the inception of the hedge and on a quarterly basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows. If we determine that a derivative is no longer highly effective as a hedge, we discontinue hedge accounting prospectively by including changes in the fair value of the derivative in net income for the period.
If we designate a commodity hedging relationship as a fair value hedge, we record the changes in fair value of the hedged asset or liability in cost of products sold in the consolidated statement of operations. This amount is offset by the changes in fair value of the related hedging instrument. Any ineffective portion or amount excluded from the assessment of hedge ineffectiveness is also included in the cost of products sold in the consolidated statement of operations.
Cash flows from derivatives accounted for as cash flow hedges are reported as cash flows from operating activities, in the same category as the cash flows from the items being hedged.
If we designate a derivative financial instrument as a cash flow hedge and it qualifies for hedge accounting, a change in the fair value is deferred in AOCI until the underlying hedged transaction occurs. Any ineffective portion of a cash flow hedge’s change in fair value is recognized each period in earnings. Gains and losses deferred in AOCI related to cash flow hedges remain in AOCI until the underlying physical transaction occurs, unless it is probable that the forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period of time thereafter. For financial derivative instruments that do not qualify for hedge accounting, the change in fair value is recorded in cost of products sold in the consolidated statements of operations.
We previously have managed a portion of our interest rate exposures by utilizing interest rate swaps and similar instruments. Certain of our interest rate derivatives are accounted for as either cash flow hedges or fair value hedges. For interest rate derivatives accounted for as either cash flow or fair value hedges, we report realized gains and losses and ineffectiveness portions of those hedges in interest expense. For interest rate derivatives not designated as hedges for accounting purposes, we report realized and unrealized gains and losses on those derivatives in “Gains (losses) on non-hedged interest rate derivatives” in the consolidated statements of operations. See Note 12 for additional information related to interest rate derivatives.
Pensions and Other Postretirement Benefit Plans

Employers are required to recognize in their balance sheets the overfunded or underfunded status of defined benefit pension and other postretirement plans, measured as the difference between the fair value of the plan assets and the benefit obligation (the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans).  Each overfunded plan is recognized as an asset and each underfunded plan is recognized as a liability.   Employers must recognize the change in the funded status of the plan in the year in which the change occurs through AOCI in stockholders’ equity.

See Note 13 for additional related information.
Allocation of Income
For purposes of maintaining partner capital accounts, our Partnership Agreement specifies that items of income and loss shall generally be allocated among the partners in accordance with their percentage interests (see Note 8).